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                                                                     EXHIBIT 4.1

Incorporated Under the Laws                 COMMON STOCK
Of the State of Delaware                    PAR VALUE $0.10

NUMBER
 DVN                                                                 SHARES

     THIS CERTIFICATE IS TRANSFERABLE IN         CUSIP APPLIED FOR
     BOSTON, MASS. AND NEW YORK, N.Y.        SEE REVERSE FOR CERTAIN DEFINITIONS


                            DEVON ENERGY CORPORATION

     THIS CERTIFIES THAT



     IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Devon Energy Corporation (hereinafter called the "Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all other provisions of the Articles of Incorporation of the Corporation and of the amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                             Countersigned and Registered
                                THE FIRST NATIONAL BANK OF BOSTON
                                    TRANSFER AGENT AND REGISTRAR

------------------------        By
    President



------------------------
     Secretary                                     Authorized Signature
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                            DEVON ENERGY CORPORATION

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Devon Energy Corporation and
                                   dated as of              ,  (the "Rights
Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Devon Energy Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Devon Energy Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN - as tenants in common    UNIF GIFT MIN ACT -_________Custodian_____________
TEN ENT - as tenants by the                        (Cust)             (Minor)
          entireties
JT TEN - as joint tenants with
         right of survivorship      Under Uniform Gifts to Minors Act
         and not as tenants
         in common.
                                    _____________________________
                                                 State
    Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

Please insert social security or other
 identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________ Attorney to
transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated, __________________________


                                X____________________________________________
                                                (Signature)
            Notice:
The signature(s) to this assignment
must correspond with the name(s)
as written upon the face of the
Certificate in every particular
without alteration or enlargement
or any change whatever.

                                X_____________________________________________
                                                (Signature)

                                The signature(s) should be guaranteed by an "eligible guarantor institution" as defined in rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

                                SIGNATURE(S) GUARANTEED BY: